Exhibit 10.1

AMENDMENT NO. 1

Dated as of February 7, 2013

to

CREDIT FACILITY LOAN AGREEMENT

Dated as of May 8, 2012

THIS AMENDMENT NO. 1 (“Amendment”) is made as of February 7, 2013, by and among PROPEL FINANCIAL SERVICES, LLC, a Texas limited liability company (“Borrower”), the financial institutions listed on the signature pages hereof (the “Banks”) and TEXAS CAPITAL BANK, NATIONAL ASSOCIATION, a national banking association, as Administrative Agent (in such capacity, “Agent”) under that certain Credit Facility Loan Agreement dated as of May 8, 2012, by and among the Borrower, the Banks and the Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that the Banks and the Agent agree to certain amendments with respect to the Credit Agreement;

WHEREAS, the Banks and the Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Banks and the Agent have agreed to enter into this Amendment.

1. Amendments to Agreement. Effective as of the date hereof, the Credit Agreement is amended as follows:

(a) Section 1.1 of the Credit Agreement is amended to add the following definition in its appropriate alphabetical order therein:

“ “Eligible Tax Lien” means, a tax lien (a) on real property located in the State of Arizona and (b) acquired, directly or indirectly, from governmental taxing authorities by a Credit Party.”

(b) Section 1.1 of the Credit Agreement is further amended to amend and restate the definitions of “Approved Purposes”, “Borrowing Base” and “Collateral” set forth therein in their entirety as follows:

“ “Approved Purposes” means the costs to finance the purchase and/or origination of Notes Receivable and Eligible Tax Liens and sums used to refinance existing debt made for such purpose.”

“ “Borrowing Base” means, at any time, an amount equal to ninety percent (90%) of the sum of (i) the aggregate outstanding principal balance of the Notes Receivable and (ii) the aggregate purchase price of all Eligible Tax Liens; provided that the aggregate amount included in the Borrowing Base pursuant to clause (ii) shall at no time exceed 10% of the Committed Sum.”

“ “Collateral” means, all property (regardless of owner) which secures, either directly or indirectly, the Indebtedness and the Obligations, including all of those assets and properties of Borrower and the other Credit Parties listed below, whether now owned or hereafter acquired, wherever located, howsoever arising or created, and whether now existing or hereafter arising, existing or created:

(i) All Notes Receivable in the actual or constructive possession of Agent or in the actual or constructive possession of a Credit Party in trust for Agent or in transit to or from Agent as collateral for the Indebtedness or designated by a Credit Party as collateral for the Indebtedness (whether or not delivered to Agent);

(ii) All Eligible Tax Liens;

(iii) All present and future Accounts, Instruments, Documents, Chattel Paper, and General Intangibles, and other personal property now owned or hereafter acquired by a Credit Party arising from or by virtue of any transaction related to its business;

(iv) All books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto; and

(v) All proceeds and products thereof, of whatever kind or nature from any of such collateral described in paragraphs (a)(i), (ii), (iii) and (iv) above.

As used herein, Accounts, Chattel Paper, Instruments, Documents, and General Intangibles shall have the respective meanings assigned to them in the Code.”

(c) Section 6.13 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Within sixty (60) days after the Closing Date, within one hundred twenty (120) days after the last day of each calendar year, and at such other times as Agent may request in writing, Borrower shall, and shall cause each of the Credit Parties to, permit representatives of Agent, at the expense of Borrower, to inspect and conduct an audit of all of the Credit Parties’ assets, properties, books and records (including the Notes Receivable and Eligible Tax Liens).”

(d) Section 7.4 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Borrower will not, and will not permit any other Credit Party to, become a party to a merger or consolidation, or purchase or otherwise acquire all or any part of the assets of any Person (other than portfolios of Notes Receivable or Eligible Tax Liens) or any shares, or other evidence of beneficial ownership of any Person, or wind-up, dissolve, or liquidate other than (i) mergers with another Credit Party so long as, if the Borrower is one of the parties to such merger, the Borrower is the surviving party and (ii) as a result of investments permitted under Section 7.6.”

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(e) Section 7.6 of the Credit Agreement is hereby amended to add the following clause 7.6(e) immediately following clause 7.6(d) thereof:

“Eligible Tax Liens and portfolios of Eligible Tax Liens.”

(f) Section 7.9 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“Borrower will not, and will not permit any other Credit Party to, sell, lease, assign, transfer, or otherwise dispose of any of its assets, except (a) dispositions, for fair value, of worn-out and obsolete equipment not necessary to the conduct of its business, or (b) sale of Notes Receivable and Eligible Tax Liens provided that (i) (A) the Notes Receivable and Eligible Tax Liens are sold for at least 90% of par value (or at less than 90% of par value with the prior written consent of Agent) or (B) Notes Receivable and Eligible Tax Liens sold at less than 90% of par value shall not, without the prior written consent of Agent, exceed in the aggregate $5,000,000 (par value) in any year, (ii) the proceeds of the sale of the Notes Receivable and Eligible Tax Liens are applied to the principal balance of the Loan, and (iii) prior to or concurrently with the sale, Borrower has provided to Agent written notice of the sale and copies of the assignment and transfer documents listing and describing the Notes Receivable and the Eligible Tax Liens and the sales price of the Notes Receivable and Eligible Tax Liens being sold. No sale of Notes Receivable or Eligible Tax Liens shall, after the proceeds of such sale are applied to the principal balance of the Loan, cause the resulting principal balance of the Loan to exceed the resulting Borrowing Base.”

(g) Exhibit A (Borrowing Base Certificate) of the Credit Agreement is hereby amended and restated in its entirety as set forth on Exhibit A hereto.

2. Effective Date. This Amendment shall become effective as of the first date upon which the Agent shall have received counterparts of the Amendment duly executed by the Borrower, each Bank and the Agent.

3. Representations and Warranties. Borrower represents to Agent and the Banks that, as of the date of this Amendment and after giving effect to the provisions hereof, (a) the representations and warranties set forth in the Credit Agreement and each of the other Loan Documents to which it is a party are true and correct in all material respects as if made on and as of the date hereof (other than those representations and warranties expressly limited by their terms to a specific date), (b) no Event of Default has occurred and is continuing, and (c) no event has occurred since the date of the most recent financial statements delivered pursuant to the Credit Agreement that has caused a Material Adverse Effect in the financial condition of Borrower.

4. Further Assurances. Borrower agrees that it shall, upon request of Agent, duly execute and deliver, or cause to be duly executed and delivered, to Agent such further instruments and do and cause to be done such further acts as may be necessary or proper in the reasonable opinion of Agent to carry out the provisions and purposes of this Amendment.

5. No Claim, Cause of Action or Defense. Borrower agrees that no facts, events, status or conditions presently exist which, either now or with the passage of time or the giving of notice or both, presently constitute or will constitute a basis for any claim or cause of action against Agent or the Banks or any defense to the payment of any of the indebtedness evidenced or to be evidenced by any of the Loan Documents.

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6. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Each of the Loan Documents is hereby amended and modified to the extent necessary to give full force and effect to the terms of this Amendment, and each of such Loan Documents shall hereafter be construed and interpreted after giving full force and effect to the terms of this Amendment.

(c) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(d) Other than as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Banks, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

7. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws of the State of Texas. This Amendment has been entered into in Bexar County, Texas and shall be performable for all purposes in Bexar County, Texas

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

PROPEL FINANCIAL SERVICES, LLC,
as the Borrower

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

Signature Page to Amendment

Propel Financial Services, LLC

Credit Facility Loan Agreement dated as of May 8, 2012

GUARANTOR JOINDER PAGE

Guarantors consent to the modification and amendment of the Credit Agreement evidenced by this Amendment. The Guaranty Agreements executed by Guarantors shall continue in full force and effect, and are hereby ratified and confirmed by Guarantors in all respects.

ENCORE CAPITAL GROUP, INC.,
a Delaware corporation

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President and Chief Executive Officer

RIOPROP VENTURES, LLC,
a Texas limited liability company

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

BNC RETAX, LLC,
a Texas limited liability company

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

RIOPROP HOLDINGS, LLC,
a Texas limited liability company

By:	/s/ J. Brandon Black
Name:	J. Brandon Black
Title:	President

Signature Page to Amendment

Propel Financial Services, LLC

Credit Facility Loan Agreement dated as of May 8, 2012

TEXAS CAPITAL BANK, NATIONAL ASSOCIATION,
as Administrative Agent and as a Bank

By:	/s/ Craig A. Dixon
Name:	Craig A. Dixon
Title:	Executive Vice President

Signature Page to Amendment

Propel Financial Services, LLC

Credit Facility Loan Agreement dated as of May 8, 2012

AMEGY BANK NATIONAL ASSOCIATION,
as a Bank

By:	/s/ Amanda McChesney
Name:	Amanda McChesney
Title:	Vice President

Signature Page to Amendment

Propel Financial Services, LLC

Credit Facility Loan Agreement dated as of May 8, 2012

BOKF, National Association,
as a Bank

By:	/s/ Michael Rodgers
Name:	Michael Rodgers
Title:	Vice President

Signature Page to Amendment

Propel Financial Services, LLC

Credit Facility Loan Agreement dated as of May 8, 2012

CITY BANK,
as a Bank

By:	/s/ Stan Mayfield
Name:	Stan Mayfield
Title:	Overton Branch Pres.

Signature Page to Amendment

Propel Financial Services, LLC

Credit Facility Loan Agreement dated as of May 8, 2012

LONE STAR NATIONAL BANK,
as a Bank

By:	/s/ Brian Disque
Name:	Brian Disque
Title:	Senior Vice President

Signature Page to Amendment

Propel Financial Services, LLC

Credit Facility Loan Agreement dated as of May 8, 2012

GREEN BANK, N.A.,
as a Bank

By:	/s/ Ryan Craig
Name:	Ryan Craig
Title:	Vice President

Signature Page to Amendment

Propel Financial Services, LLC

Credit Facility Loan Agreement dated as of May 8, 2012

EXHIBIT A

BORROWING BASE CERTIFICATE

745 Mulberry

Suite 350

San Antonio, TX 78212

Fax: 210-733-6600

Borrower:			PROPEL FINANCIAL SERVICES, LLC

Tax Lien/Note Portfolio		Date

1.)	Par Value of Portfolio to be acquired (or originated) for Propel
Par Value of Portfolio to be acquired (or originated) for RioProp
Par Value of Portfolio to be acquired (or originated) for BNC
Total Value of Portfolio
2.)	Times Advance rate of 90%	$

3.)	Par Value of current Portfolio for Propel
Par Value of current Portfolio for RioProp
Par Value of current Portfolio for BNC
Total Value of Portfolio
4.)	Times Advance rate of 90%	$

5.)	Par Value of Portfolio to be acquired (or originated) for Arizona
Par Value of current Portfolio for Arizona
Total Value of Portfolio (not to exceed $16,000,000)
6.)	Times Advance rate of 90%

7.)	Total Value of Portfolio (line 2 plus line 4 plus line 6)	$

8.)	Ending Line of Credit Balance	$

9.)	Borrowing Availability (Line 7 minus Line 8)	$
(Not to Exceed $160,000,000.00)

(If result is a negative figure, this amount is due immediately as a principal payment.)

Exhibit A

This certificate is delivered under the Loan Agreement dated February 10, 2012, between Borrower and Bank. Capitalized terms used in this certificate shall, unless otherwise indicated, have the meanings set forth in the Agreement. On behalf of Borrower, the undersigned advises Bank that a review of the activities of the Borrower during the subject period has been made under my supervision, and the undersigned certifies to Bank on the date hereof that (a) no Default has occurred and is continuing, (b) the tax lien/note portfolio of Borrower included in the Borrowing Base above meet all conditions to qualify for inclusion therein as set forth in the Agreement, (‘c) all representations and warranties set forth in the Agreement with respect thereto were true and correct in all material respects at the time the represent actions and warranties were made, and (d) the information set forth above and hereto was true and correct as of the reporting date.

CERTIFIED BY:

PROPEL FINANCIAL SERVICES, LLC
Company Name	By:	Authorized Signer

Date	Title

**	Advance rate equal to 100% in year one, 95% in year two and 90% in year three and until the maturity date as defined in the Loan Agreement dated February , 2012

Exhibit A